Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q3 FY17 GAAP EPS UP 6% TO $0.53 and NON-GAAP EPS UP 7% TO $0.69

Q3 FY17 SaaS and PaaS Cloud Revenues Up 73% on a GAAP Basis and Up 85% on a Non-GAAP Basis

REDWOOD SHORES, Calif., March 15, 2017 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2017 Q3 results. Total Revenues were $9.2 billion, up 2% in U.S. dollars and up 3% in constant currency. Non-GAAP Total Revenues were $9.3 billion, up 3% in U.S. dollars and up 4% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $1.0 billion, up 73% in U.S. dollars and up 74% in constant currency. Non-GAAP SaaS and PaaS revenues were $1.1 billion, up 85% in U.S. dollars and up 86% in constant currency. Total Cloud Revenues, including infrastructure as a service (IaaS), were $1.2 billion, up 62% in U.S. dollars and up 63% in constant currency. Total Cloud and On-Premise Software Revenues were $7.4 billion, up 4% in U.S. dollars and up 5% in constant currency.

Operating Income was $3.0 billion and Operating Margin was 32%. Non-GAAP Operating Income was $3.9 billion, up 3% in U.S. dollars and up 4% in constant currency, and non-GAAP Operating Margin was 43%. Net Income was $2.2 billion while non-GAAP Net Income was $2.9 billion, up 6% in U.S. dollars and up 7% in constant currency. Earnings Per Share was $0.53, while non-GAAP Earnings Per Share was $0.69, up 7% in U.S. dollars. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP Earnings Per Share would have been 1 cent higher.

Short-term deferred revenues were $7.4 billion, up 7% in U.S. dollars and constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $13.5 billion.

“The hyper-growth we continue to experience in the cloud has rapidly driven both our SaaS and PaaS businesses to scale,” said Oracle CEO, Safra Catz. “On an annualized non-GAAP basis, our total cloud business has reached the $5 billion mark, and our SaaS and PaaS businesses grew at the astonishing rate of 85% in Q3. That growth and the resulting scale enabled our SaaS and PaaS businesses to increase non-GAAP gross margins to 65%. Our new, large, fast growing, high-margin cloud businesses are driving Oracle’s total revenue and earnings up and improving nearly every important non-GAAP business metric you care to inspect; total revenue is up, margins are up, operating income is up, net income is up, EPS is up. Take a look. Q3 was a very strong quarter.”

“Over the last year, we sold more new SaaS and PaaS than Salesforce.com, and we’re growing more than 3 times faster,” said Oracle CEO, Mark Hurd. “If these trends continue, where we are selling more SaaS and PaaS in absolute dollars AND growing dramatically faster, it’s just a matter of when we catch and pass Salesforce.com in total cloud revenue.”

“Both our SaaS and PaaS businesses are doing great, but I’m even more excited about our second generation IaaS business,” said Oracle Chairman and CTO, Larry Ellison. “Our new Gen2 IaaS is both faster and lower cost than Amazon Web Services. And now our biggest customers can run their largest and most demanding Oracle database workloads in the Oracle Cloud – something that is absolutely impossible to do in the Amazon Cloud.”

Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.19 per share of outstanding common stock, reflecting a 27% increase over the current quarterly dividend of $0.15. Larry Ellison, Oracle’s Chairman of the Board, Chief Technology Officer and largest stockholder, did not participate in the deliberation or the vote on this matter. This increased dividend will be paid to stockholders of record as of the close of business on April 12, 2017, with a payment date of April 26, 2017.

Q3 Fiscal 2017 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q3 results and Fiscal 2017 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Passcode: 83283985.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com/investor or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our growth in SaaS, PaaS and total cloud revenue and expected future sales compared to competitors are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 15, 2017. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended						% Increase		% Increase (Decrease)
	February 28, 2017	% of Revenues		February 29, 2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$1,011	11%		$583	6%		73%		74%
Cloud infrastructure as a service	178	2%		152	2%		17%		19%

Total cloud revenues	1,189	13%		735	8%		62%		63%

New software licenses	1,414	15%		1,680	18%		(16%	)	(15%	)
Software license updates and product support	4,762	52%		4,669	52%		2%		3%

Total on-premise software revenues	6,176	67%		6,349	70%		(3%	)	(2%	)

Total cloud and on-premise software revenues	7,365	80%		7,084	78%		4%		5%

Hardware products	520	6%		604	7%		(14%	)	(13%	)
Hardware support	508	5%		531	6%		(4%	)	(3%	)

Total hardware revenues	1,028	11%		1,135	13%		(9%	)	(9%	)

Total services revenues	812	9%		793	9%		2%		3%

Total revenues	9,205	100%		9,012	100%		2%		3%

OPERATING EXPENSES
Sales and marketing	2,004	22%		1,903	21%		5%		6%
Cloud software as a service and platform as a service	380	4%		292	3%		30%		32%
Cloud infrastructure as a service	125	1%		88	1%		43%		44%
Software license updates and product support	270	3%		293	3%		(8%	)	(8%	)
Hardware products	290	3%		338	4%		(14%	)	(14%	)
Hardware support	147	2%		171	2%		(14%	)	(14%	)
Services	680	7%		657	7%		4%		4%
Research and development	1,521	17%		1,419	16%		7%		8%
General and administrative	241	3%		290	3%		(17%	)	(15%	)
Amortization of intangible assets	397	4%		408	5%		(3%	)	(3%	)
Acquisition related and other	30	0%		11	0%		187%		174%
Restructuring	161	2%		115	1%		39%		42%

Total operating expenses	6,246	68%		5,985	66%		4%		5%

OPERATING INCOME	2,959	32%		3,027	34%		(2%	)	(1%	)
Interest expense	(450)	(5%	)	(360)	(4%	)	25%		25%
Non-operating income, net	189	2%		65	0%		190%		187%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,698	29%		2,732	30%		(1%	)	0%

Provision for income taxes	459	5%		590	6%		(22%	)	(22%	)

NET INCOME	$2,239	24%		$2,142	24%		5%		6%

EARNINGS PER SHARE:
Basic	$0.55			$0.51
Diluted	$0.53			$0.50
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,107			4,182
Diluted	4,204			4,256

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 28, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 28, 2017 GAAP	Adj.	February 28, 2017 Non-GAAP	February 29, 2016 GAAP	Adj.	February 29, 2016 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$9,205	$69	$9,274	$9,012	$2	$9,014	2%		3%		3%		4%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$7,365	$69	$7,434	$7,084	$2	$7,086	4%		5%		5%		6%
Cloud software as a service and platform as a service	1,011	69	1,080	583	2	585	73%		85%		74%		86%
Cloud infrastructure as a service	178	—	178	152	—	152	17%		17%		19%		19%
New software licenses	1,414	—	1,414	1,680	—	1,680	(16%	)	(16%	)	(15%	)	(15%	)
Software license updates and product support	4,762	—	4,762	4,669	—	4,669	2%		2%		3%		3%
TOTAL OPERATING EXPENSES	$6,246	$(916)	$5,330	$5,985	$(794)	$5,191	4%		3%		5%		3%
Sales and marketing (3)	2,004	(75)	1,929	1,903	(57)	1,846	5%		4%		6%		5%
Cloud software as a service and platform as a service (4)	380	(6)	374	292	(4)	288	30%		30%		32%		31%
Stock-based compensation (4)	247	(247)	—	199	(199)	—	24%		*		24%		*
Amortization of intangible assets (5)	397	(397)	—	408	(408)	—	(3%	)	*		(3%	)	*
Acquisition related and other	30	(30)	—	11	(11)	—	187%		*		174%		*
Restructuring	161	(161)	—	115	(115)	—	39%		*		42%		*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	62%		65%	50%		51%	1,245 bp.		1,450 bp.		1,231 bp.		1,434 bp.
OPERATING INCOME	$2,959	$985	$3,944	$3,027	$796	$3,823	(2%	)	3%		(1%	)	4%
OPERATING MARGIN %	32%		43%	34%		42%	(144) bp.		12 bp.		(131) bp.		19 bp.
INCOME TAX EFFECTS (6)	$459	$336	$795	$590	$207	$797	(22%	)	0%		(22%	)	1%
NET INCOME	$2,239	$649	$2,888	$2,142	$589	$2,731	5%		6%		6%		7%
DILUTED EARNINGS PER SHARE	$0.53		$0.69	$0.50		$0.64	6%		7%		7%		8%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,204	—	4,204	4,256	—	4,256	(1%	)	(1%	)	(1%	)	(1%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended
	February 28, 2017	February 29, 2016
Stock-based compensation (4)	$(96)	$(57)
Acquired deferred sales commissions amortization	21	—

Total non-GAAP sales and marketing adjustments	$(75)	$(57)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2017			Three Months Ended February 29, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud infrastructure as a service	$1	$(1)	$—	$1	$(1)	$—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware products	2	(2)	—	1	(1)	—
Hardware support	1	(1)	—	1	(1)	—
Services	14	(14)	—	7	(7)	—
Research and development	191	(191)	—	154	(154)	—
General and administrative	32	(32)	—	29	(29)	—

Subtotal	247	(247)	—	199	(199)	—

Sales and marketing	96	(96)	—	57	(57)	—
Cloud software as a service and platform as a service	6	(6)	—	4	(4)	—
Acquisition related and other	22	(22)	—	—	—	—

Total stock-based compensation	$371	$(371)	$—	$260	$(260)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of February 28, 2017 was as follows:

Remainder of fiscal 2017	$402
Fiscal 2018	1,362
Fiscal 2019	1,248
Fiscal 2020	1,058
Fiscal 2021	883
Fiscal 2022	779
Thereafter	2,056

Total intangible assets, net	$7,788

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 17.0% and 21.6% in the third quarter of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 21.6% and 22.6% in the third quarter of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the third quarter of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the third quarter of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended						% Increase		% Increase (Decrease)
	February 28, 2017	% of Revenues		February 29, 2016	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$2,686	10%		$1,517	6%		77%		79%
Cloud infrastructure as a service	525	2%		477	2%		10%		13%

Total cloud revenues	3,211	12%		1,994	8%		61%		63%

New software licenses	3,792	14%		4,509	17%		(16%	)	(15%	)
Software license updates and product support	14,331	54%		14,048	53%		2%		3%

Total on-premise software revenues	18,123	68%		18,557	70%		(2%	)	(2%	)

Total cloud and on-premise software revenues	21,334	80%		20,551	78%		4%		5%

Hardware products	1,478	5%		1,746	7%		(15%	)	(14%	)
Hardware support	1,559	6%		1,639	6%		(5%	)	(4%	)

Total hardware revenues	3,037	11%		3,385	13%		(10%	)	(9%	)

Total services revenues	2,464	9%		2,517	9%		(2%	)	(1%	)

Total revenues	26,835	100%		26,453	100%		1%		2%

OPERATING EXPENSES
Sales and marketing	5,883	22%		5,578	21%		5%		6%
Cloud software as a service and platform as a service	1,060	4%		847	3%		25%		27%
Cloud infrastructure as a service	333	1%		268	1%		24%		26%
Software license updates and product support	786	3%		877	3%		(10%	)	(9%	)
Hardware products	775	3%		967	4%		(20%	)	(19%	)
Hardware support	439	2%		526	2%		(17%	)	(16%	)
Services	2,073	8%		2,058	8%		1%		2%
Research and development	4,551	17%		4,253	16%		7%		8%
General and administrative	859	3%		832	3%		3%		5%
Amortization of intangible assets	1,010	4%		1,283	5%		(21%	)	(21%	)
Acquisition related and other	84	0%		35	0%		141%		144%
Restructuring	346	1%		293	1%		18%		21%

Total operating expenses	18,199	68%		17,817	67%		2%		3%

OPERATING INCOME	8,636	32%		8,636	33%		0%		1%
Interest expense	(1,317)	(5%	)	(1,105)	(4%	)	19%		19%
Non-operating income, net	437	2%		179	0%		144%		141%

INCOME BEFORE PROVISION FOR INCOME TAXES	7,756	29%		7,710	29%		1%		1%

Provision for income taxes	1,653	6%		1,623	6%		2%		2%

NET INCOME	$6,103	23%		$6,087	23%		0%		1%

EARNINGS PER SHARE:
Basic	$1.49			$1.43
Diluted	$1.45			$1.41
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,110			4,246
Diluted	4,207			4,328

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 28, 2017 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q3 FISCAL 2017 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	February 28, 2017 GAAP	Adj.	February 28, 2017 Non-GAAP	February 29, 2016 GAAP	Adj.	February 29, 2016 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$26,835	$122	$26,957	$26,453	$8	$26,461	1%		2%		2%		3%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$21,334	$121	$21,455	$20,551	$7	$20,558	4%		4%		5%		5%
Cloud software as a service and platform as a service	2,686	120	2,806	1,517	6	1,523	77%		84%		79%		86%
Cloud infrastructure as a service	525	—	525	477	—	477	10%		10%		13%		13%
New software licenses	3,792	—	3,792	4,509	—	4,509	(16%	)	(16%	)	(15%	)	(15%	)
Software license updates and product support	14,331	1	14,332	14,048	1	14,049	2%		2%		3%		3%
TOTAL HARDWARE REVENUES	$3,037	$1	$3,038	$3,385	$1	$3,386	(10%	)	(10%	)	(9%	)	(9%	)
Hardware products	1,478	—	1,478	1,746	—	1,746	(15%	)	(15%	)	(14%	)	(14%	)
Hardware support	1,559	1	1,560	1,639	1	1,640	(5%	)	(5%	)	(4%	)	(4%	)

TOTAL OPERATING EXPENSES	$18,199	$(2,395)	$15,804	$17,817	$(2,376)	$15,441	2%		2%		3%		3%
Sales and marketing (3)	5,883	(199)	5,684	5,578	(163)	5,415	5%		5%		6%		6%
Stock-based compensation (4)	756	(756)	—	602	(602)	—	26%		*		26%		*
Amortization of intangible assets (5)	1,010	(1,010)	—	1,283	(1,283)	—	(21%	)	*		(21%	)	*
Acquisition related and other	84	(84)	—	35	(35)	—	141%		*		144%		*
Restructuring	346	(346)	—	293	(293)	—	18%		*		21%		*
OPERATING INCOME	$8,636	$2,517	$11,153	$8,636	$2,384	$11,020	0%		1%		1%		2%
OPERATING MARGIN %	32%		41%	33%		42%	(46) bp.		(27) bp.		(49) bp.		(34) bp.
INCOME TAX EFFECTS (6)	$1,653	$823	$2,476	$1,623	$658	$2,281	2%		9%		2%		9%
NET INCOME	$6,103	$1,694	$7,797	$6,087	$1,726	$7,813	0%		0%		1%		1%
DILUTED EARNINGS PER SHARE	$1.45		$1.85	$1.41		$1.81	3%		3%		4%		3%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,207	—	4,207	4,328	—	4,328	(3%	)	(3%	)	(3%	)	(3%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Nine Months Ended
	February 28, 2017	February 29, 2016
Stock-based compensation (4)	$(228)	$(163)
Acquired deferred sales commissions amortization	29	—

Total non-GAAP sales and marketing adjustments	$(199)	$(163)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2017			Nine Months Ended February 29, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Cloud software as a service and platform as a service	$17	$(17)	$—	$13	$(13)	$—
Cloud infrastructure as a service	3	(3)	—	3	(3)	—
Software license updates and product support	18	(18)	—	18	(18)	—
Hardware products	6	(6)	—	4	(4)	—
Hardware support	3	(3)	—	4	(4)	—
Services	31	(31)	—	22	(22)	—
Research and development	574	(574)	—	452	(452)	—
General and administrative	104	(104)	—	86	(86)	—

Subtotal	756	(756)	—	602	(602)	—

Sales and marketing	228	(228)	—	163	(163)	—
Acquisition related and other	33	(33)	—	3	(3)	—

Total stock-based compensation	$1,017	$(1,017)	$—	$768	$(768)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of February 28, 2017 was as follows:

Remainder of fiscal 2017	$402
Fiscal 2018	1,362
Fiscal 2019	1,248
Fiscal 2020	1,058
Fiscal 2021	883
Fiscal 2022	779
Thereafter	2,056

Total intangible assets, net	$7,788

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.3% and 21.0% in the first nine months of fiscal 2017 and 2016, respectively, and an effective non-GAAP tax rate of 24.1% and 22.6% in the first nine months of fiscal 2017 and 2016, respectively. The difference between our GAAP and non-GAAP tax rate in the first nine months of fiscal 2017 was primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rate in the first nine months of fiscal 2016 was primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2017	May 31, 2016
ASSETS

Current Assets:
Cash and cash equivalents	$19,748	$20,152
Marketable securities	39,604	35,973
Trade receivables, net	3,721	5,385
Inventories	391	212
Prepaid expenses and other current assets	2,547	2,591

Total Current Assets	66,011	64,313
Non-Current Assets:
Property, plant and equipment, net	5,070	4,000
Intangible assets, net	7,788	4,943
Goodwill, net	42,504	34,590
Deferred tax assets	918	1,291
Other assets	3,091	3,043

Total Non-Current Assets	59,371	47,867

TOTAL ASSETS	$125,382	$112,180

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$3,498	$3,750
Accounts payable	481	504
Accrued compensation and related benefits	1,516	1,966
Deferred revenues	7,388	7,655
Other current liabilities	2,907	3,333

Total Current Liabilities	15,790	17,208
Non-Current Liabilities:
Notes payable and other borrowings, non-current	50,469	40,105
Income taxes payable	5,162	4,908
Other non-current liabilities	2,938	2,169

Total Non-Current Liabilities	58,569	47,182
Equity	51,023	47,790

TOTAL LIABILITIES AND EQUITY	$125,382	$112,180

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended
	February 28, 2017	February 29, 2016
Cash Flows From Operating Activities:
Net income	$6,103	$6,087
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	722	643
Amortization of intangible assets	1,010	1,283
Deferred income taxes	111	(143)
Stock-based compensation	1,017	768
Tax benefits on the vesting of restricted stock-based awards and exercise of stock options	378	188
Other, net	96	116
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,673	1,746
(Increase) decrease in inventories	(178)	87
Decrease in prepaid expenses and other assets	308	95
Decrease in accounts payable and other liabilities	(862)	(890)
Decrease in income taxes payable	(388)	(112)
(Decrease) increase in deferred revenues	(330)	24

Net cash provided by operating activities	9,660	9,892

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(15,571)	(21,549)
Proceeds from maturities and sales of marketable securities and other investments	11,825	18,845
Acquisitions, net of cash acquired	(10,406)	(313)
Capital expenditures	(1,496)	(1,009)

Net cash used for investing activities	(15,648)	(4,026)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(3,067)	(8,467)
Proceeds from issuances of common stock	1,309	802
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(237)	(82)
Payments of dividends to stockholders	(1,844)	(1,918)
Proceeds from borrowings, net of issuance costs	13,932	—
Repayments of borrowings	(4,094)	(2,000)
Distributions to noncontrolling interests	(200)	(85)

Net cash provided by (used for) financing activities	5,799	(11,750)

Effect of exchange rate changes on cash and cash equivalents	(215)	(249)

Net decrease in cash and cash equivalents	(404)	(6,133)

Cash and cash equivalents at beginning of period	20,152	21,716

Cash and cash equivalents at end of period	$19,748	$15,583

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2016								Fiscal 2017
	Q1		Q2		Q3		Q4		Q1	Q2	Q3		Q4
GAAP Operating Cash Flow	$13,682		$13,113		$14,252		$13,685		$13,679	$14,249	$13,453

Capital Expenditures	(1,636)		(1,606)		(1,606)		(1,189)		(1,042)	(1,604)	(1,676)

Free Cash Flow	$12,046		$11,507		$12,646		$12,496		$12,637	$12,645	$11,777

% Growth over prior year	(20%	)	(22%	)	(8%	)	(5%	)	5%	10%	(7%	)
GAAP Net Income	$9,501		$9,198		$8,844		$8,901		$8,986	$8,820	$8,917

Free Cash Flow as a % of Net Income	127%		125%		143%		140%		141%	143%	132%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$451		$484		$583		$690		$2,207		$798		$878		$1,011			$2,686
Cloud infrastructure as a service	160		165		152		169		646		171		175		178			525

Total cloud revenues	611		649		735		859		2,853		969		1,053		1,189			3,211
New software licenses	1,151		1,677		1,680		2,766		7,276		1,030		1,347		1,414			3,792
Software license updates and product support	4,696		4,683		4,669		4,814		18,861		4,792		4,777		4,762			14,331

Total on-premise software revenues	5,847		6,360		6,349		7,580		26,137		5,822		6,124		6,176			18,123

Total cloud and on-premise software revenues	6,458		7,009		7,084		8,439		28,990		6,791		7,177		7,365			21,334
Hardware products	570		573		604		725		2,471		462		497		520			1,478
Hardware support	558		550		531		558		2,197		534		517		508			1,559

Total hardware revenues	1,128		1,123		1,135		1,283		4,668		996		1,014		1,028			3,037
Total services revenues	862		861		793		872		3,389		808		844		812			2,464

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595		$9,035		$9,205			$26,835

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	34%		34%		57%		66%		49%		77%		81%		73%			77%
Cloud infrastructure as a service	16%		7%		(2%	)	5%		6%		7%		6%		17%			10%
Total cloud revenues	29%		26%		40%		49%		36%		59%		62%		62%			61%
New software licenses	(16%	)	(18%	)	(15%	)	(12%	)	(15%	)	(11%	)	(20%	)	(16%	)		(16%	)
Software license updates and product support	(1%	)	(2%	)	0%		3%		0%		2%		2%		2%			2%
Total on-premise software revenues	(4%	)	(7%	)	(4%	)	(3%	)	(5%	)	0%		(4%	)	(3%	)		(2%	)
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%		4%			4%
Hardware products	(1%	)	(20%	)	(15%	)	(11%	)	(13%	)	(19%	)	(13%	)	(14%	)		(15%	)
Hardware support	(5%	)	(11%	)	(10%	)	(5%	)	(8%	)	(4%	)	(6%	)	(4%	)		(5%	)
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)	(9%	)		(10%	)
Total services revenues	1%		(8%	)	(7%	)	(3%	)	(4%	)	(6%	)	(2%	)	2%			(2%	)
Total revenues	(2%	)	(6%	)	(3%	)	(1%	)	(3%	)	2%		0%		2%			1%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	38%		39%		61%		68%		52%		79%		83%		74%			79%
Cloud infrastructure as a service	23%		11%		2%		8%		11%		10%		9%		19%			13%
Total cloud revenues	34%		31%		44%		51%		40%		61%		64%		63%			63%
New software licenses	(9%	)	(12%	)	(11%	)	(10%	)	(11%	)	(10%	)	(19%	)	(15%	)		(15%	)
Software license updates and product support	8%		5%		5%		4%		5%		3%		3%		3%			3%
Total on-premise software revenues	4%		0%		0%		(2%	)	0%		1%		(3%	)	(2%	)		(2%	)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%		5%			5%
Hardware products	9%		(14%	)	(10%	)	(10%	)	(7%	)	(18%	)	(12%	)	(13%	)		(14%	)
Hardware support	4%		(5%	)	(5%	)	(4%	)	(3%	)	(3%	)	(5%	)	(3%	)		(4%	)
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)	(9%	)		(9%	)
Total services revenues	10%		0%		(2%	)	(1%	)	2%		(5%	)	0%		3%			(1%	)
Total revenues	7%		0%		1%		0%		2%		3%		1%		3%			2%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,716		$4,960		$4,942		$5,847		$20,466		$4,817		$4,935		$5,219			$14,971
Europe, Middle East & Africa	2,456		2,645		2,661		3,120		10,881		2,413		2,558		2,558			7,529
Asia Pacific	1,276		1,388		1,409		1,627		5,700		1,365		1,542		1,428			4,335

Total revenues	$8,448		$8,993		$9,012		$10,594		$37,047		$8,595		$9,035		$9,205			$26,835

HEADCOUNT
GEOGRAPHIC AREA
Americas	59,901		59,999		60,437		60,329				61,221		63,251		62,613
Europe, Middle East & Africa	27,030		27,541		27,275		27,061				26,895		27,922		27,809
Asia Pacific	48,139		48,620		48,694		48,872				49,234		50,509		50,481

Total company	135,070		136,160		136,406		136,262				137,350		141,682		140,903

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2016										Fiscal 2017
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,684		$3,927		$3,964		$4,771		$16,346		$3,876		$4,000		$4,280			$12,156

Total hardware revenues	$589		$595		$571		$650		$2,404		$526		$510		$511			$1,547

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(1%	)	(3%	)	(2%	)	5%		2%		8%			5%
Total hardware revenues	1%		(17%	)	(17%	)	(14%	)	(12%	)	(11%	)	(14%	)	(11%	)		(12%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		0%		1%		(2%	)	1%		6%		2%		7%			5%
Total hardware revenues	6%		(14%	)	(13%	)	(11%	)	(9%	)	(10%	)	(14%	)	(11%	)		(12%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,873		$2,066		$2,069		$2,462		$8,471		$1,903		$2,008		$2,019			$5,931

Total hardware revenues	$330		$316		$349		$382		$1,377		$275		$294		$300			$868

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(6%	)	(8%	)	(5%	)	4%		(3%	)	2%		(3%	)	(2%	)		(1%	)
Total hardware revenues	(2%	)	(17%	)	(8%	)	(10%	)	(9%	)	(17%	)	(7%	)	(14%	)		(13%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		3%		2%		5%		4%		7%		2%		2%			3%
Total hardware revenues	14%		(6%	)	(1%	)	(8%	)	(1%	)	(13%	)	(2%	)	(10%	)		(8%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$901		$1,016		$1,051		$1,206		$4,173		$1,012		$1,169		$1,066			$3,247

Total hardware revenues	$209		$212		$215		$251		$887		$195		$210		$217			$622

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(7%	)	(3%	)	7%		9%		2%		12%		15%		2%			9%
Total hardware revenues	(14%	)	(11%	)	(8%	)	8%		(7%	)	(7%	)	(1%	)	1%			(2%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		6%		13%		11%		9%		8%		11%		0%			6%
Total hardware revenues	(3%	)	(3%	)	(3%	)	9%		0%		(9%	)	(3%	)	0%			(4%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,458		$7,009		$7,084		$8,439		$28,990		$6,791		$7,177		$7,365			$21,334

Total hardware revenues	$1,128		$1,123		$1,135		$1,283		$4,668		$996		$1,014		$1,028			$3,037

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	(2%	)	(4%	)	(1%	)	0%		(2%	)	5%		2%		4%			4%
Total hardware revenues	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)	(12%	)	(10%	)	(9%	)		(10%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		3%		2%		3%		6%		3%		5%			5%
Total hardware revenues	6%		(10%	)	(8%	)	(7%	)	(5%	)	(11%	)	(9%	)	(9%	)		(9%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2016 and 2015 for the fiscal 2017 and fiscal 2016 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2017 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Deferred sales commissions amortization: Certain acquired companies capitalized sales commissions associated with subscription agreements and amortized these amounts over the related contractual terms. Business combination accounting rules generally require us to eliminate these capitalized sales commissions balances as of the acquisition date and our post-combination GAAP sales and marketing expenses generally do not reflect the amortization of these deferred sales commissions balances. The non-GAAP adjustment to increase our sales and marketing expenses is intended to include, and thus reflect, the full amount of amortization related to such balances as though the acquired companies operated independently in the periods presented. We believe this adjustment to sales and marketing expenses is useful to investors as a measure of the ongoing performance of our business. This non-GAAP adjustment commenced in the second fiscal quarter of fiscal 2017 as a result of our acquisition of NetSuite. Such adjustment was not material in prior periods.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.